UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 2, 2004
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                        COMPOSITE TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)

            Nevada                      000-10999               59-2025386
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 (State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

   2026 McGaw Avenue, Irvine, California                    92614
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (949) 428-8501
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On October, 2, 2004, CTC Cable Corporation ("CTC Cable"), a wholly owned subsidiary of Composite Technology Corporation, entered into a Distributorship Agreement and a Purchase Agreement with General Cable Industries, Inc. ("General Cable"), the principal U.S. operating subsidiary of General Cable Corporation (NYSE: BGC).

      Under the Distributorship Agreement, General Cable has been granted a non-exclusive right to distribute, market and sell the CTC Cable ACCC(TM) cable through 2007 for applications in the United States and Canada. The orders filled under the Distributorship Agreement will be governed by the terms of the applicable purchase order. CTC Cable will provide General Cable with price lists or quotations with specific validity and minimum order quantities for its purchases.

      Under the Purchase Agreement, CTC Cable would purchase from General Cable, exclusively through December 31, 2007, the articles, materials, services or equipment relating to the manufacture of finished ACCC(TM) cable utilizing the Composite Technology Corporation proprietary composite core for applications in the United States and Canada. The price for the products sold to CTC Cable under the Purchase Agreement will not be higher than the price that General Cable would provide to its best commercial customer.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

      On October 4, 2004, Composite Technology Corporation issued a press release announcing the Distributorship Agreement and Purchase Agreement between CTC Cable and General Cable. A copy of the press release is attached as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

      Ex. 10.1 - Distributorship Agreement, dated as of October 2,
                 2004, between the Registrant and General Cable Industries, Inc. Ex. 10.2 - Purchase Agreement, dated as of October 2, 2004, between the Registrant and General Cable Industries, Inc.
      Ex. 99.1 - Press Release dated October 4, 2004.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           COMPOSITE TECHNOLOGY CORPORATION
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                                                     (Registrant)

Date    October 6, 2004
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                                   By:    /s/ BENTON H WILCOXON
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                                   Name:  Benton H Wilcoxon
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                                   Title: Chief Executive Officer
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